UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2014

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On December 1, 2014, the Board of Directors of Oxford Immunotec Global PLC (the “Company”) appointed James R. Tobin to serve as a member of the Board of Directors. Concurrent with his appointment as a director, Mr. Tobin was appointed to the Remuneration Committee and the Nominating and Corporate Governance Committee of the Board of Directors. There are no arrangements or understandings between Mr. Tobin and any other person pursuant to which Mr. Tobin was appointed to serve on the Board of Directors. Mr. Tobin has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Tobin will receive compensation for his services as a director in accordance with the Company’s standard compensation program for non-executive directors, which is summarized under “Director Remuneration and Attendance” in the Company’s proxy statement, as filed with the Securities and Exchange Commission on April 29, 2014.

In accordance with the Company’s customary practice, the Company entered into a non-executive director letter of appointment with Mr. Tobin, which sets forth the main terms on which he will serve on the Board of Directors. The Company has also entered into a deed of indemnity with Mr. Tobin pursuant to which the Company will indemnify him to the fullest extent permissible under English law against liabilities arising out of, or in connection with, his status or service as a director of the Company.

Item 7.01 Regulation FD Disclosure

Director Appointment

The Company issued a press release on December 2, 2014, announcing the appointment of Mr. Tobin to the Board of Directors. The press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by Oxford Immunotec Global PLC on December 2, 2014 announcing appointment of James R. Tobin to the Board of Directors

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2014

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Peter Wrighton-Smith, Ph.D.
Peter Wrighton-Smith, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by Oxford Immunotec Global PLC on December 2, 2014 announcing appointment of James R. Tobin to the Board of Directors